UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 04, 2022

BROWN & BROWN, INC.

(Exact name of registrant as specified in its charter)

Florida	001-13619	59-0864469
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 North Beach Street
Daytona Beach, Florida		32114
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 386 252-9601

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 Par Value	BRO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 4, 2022, the Company held its Annual Meeting of Shareholders (the “Meeting”). Proxies for the Meeting were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, and there was no solicitation in opposition to the Company’s solicitation.

A total of 283,122,029 shares were outstanding and entitled to vote as of February 28, 2022 (the record date for the Meeting). Of this amount 261,079,600 shares, representing approximately 92% of the total number of shares outstanding, were represented in person or by proxy, constituting a quorum for the transaction of business, and were voted at the Meeting.

At the Meeting, shareholders elected J. Hyatt Brown, Hugh M. Brown, J. Powell Brown, Lawrence L. Gellerstedt III, James C. Hays, Theodore J. Hoepner, James S. Hunt, Toni Jennings, Timothy R.M. Main, H. Palmer Proctor, Jr., Wendell S. Reilly and Chilton D. Varner to serve as directors until the next annual meeting of shareholders and until their respective successors are elected and qualified.

The table below sets out the number of votes cast for, and votes withheld from, each director:

Directors	Votes For	Votes Withheld	Broker Non-Votes

J. Hyatt Brown	224,218,379	18,814,495	18,046,726
Hugh M. Brown	229,558,619	13,474,255	18,046,726
J. Powell Brown	240,316,387	2,716,487	18,046,726
Lawrence L. Gellerstedt III	241,974,652	1,058,222	18,046,726
James C. Hays	230,747,044	12,285,830	18,046,726
Theodore J. Hoepner	217,549,505	25,483,369	18,046,726
James S. Hunt	241,807,987	1,224,887	18,046,726
Toni Jennings	229,188,600	13,844,274	18,046,726
Timothy R.M. Main	240,209,464	2,823,410	18,046,726
H. Palmer Proctor, Jr.	216,518,696	26,514,178	18,046,726
Wendell S. Reilly	218,008,950	25,023,924	18,046,726
Chilton D. Varner	221,038,062	21,994,812	18,046,726

The shareholders ratified the appointment of Deloitte & Touche LLP as the Company's independent registered public accountants for the fiscal year ending December 31, 2022. Of the shares voted, 255,689,645 voted in favor, 5,356,408 voted against and 33,547 abstained.

The shareholders approved, on an advisory basis, the compensation of the Named Executive Officers. Of the shares voted, 232,877,475 voted in favor, 9,991,983 voted against and 163,408 abstained. There were also 18,046,734 broker non-votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROWN & BROWN, INC.

Date:	May 4, 2022	By:	/S/ ROBERT W. LLOYD
Robert W. Lloyd Executive Vice President, Secretary and General Counsel